Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,944,428.50
Previously Paid Amount	0.00
Total Fee Amount	2,441.09
Total Offset Amount	0.00
Net Fee	$ 2,441.09